UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 27, 2016

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24939	95-4703316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

East West Bancorp, Inc.
Current Report of Form 8-K

Item 2.02. Results of Operations and Financial Condition

On January 27, 2016, East West Bancorp, Inc. announced, via press release, its results of operations for the quarter and year ended December 31, 2015. A copy of the press release is included in this report as Exhibit 99.1 and furnished herewith.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1           Press Release, dated January 27, 2016, issued by East West Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 27, 2016

EAST WEST BANCORP, INC.

By:	/s/ Irene H. Oh
Irene H. Oh
Executive Vice President and Chief Financial Officer
EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 27, 2016, issued by East West Bancorp, Inc.